Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 2 TO TERM LOAN AGREEMENT

THIS AMENDMENT NO. 2 TO TERM LOAN AGREEMENT (this “Amendment”), is dated as of November 30, 2018, among MINERA PLATA REAL S. DE R.L. DE C.V., OPERACIONES SAN JOSE DE PLATA, S. DE R.L. DE C.V., and SERVICIOS SAN JOSE DE PLATA, S. DE R.L. DE C.V. (collectively, the “Borrowers”), DOWA METALS & MINING CO., LTD., as lender (together with its respective successors and assigns, the “Lender”), and SUNSHINE SILVER MINING & REFINING CORPORATION (“SSMRC”) and LOS GATOS LUXEBOURG S.ar.L ( “SSMRC Lux”).

WHEREAS, the Borrowers, Lender, SSMRC and SSMRC Lux are a party to the Term Loan Agreement, dated as of July 11, 2017, as amended by Amendment No. 1 to Term Loan Agreement, dated as of July 11, 2017 (the “Existing Loan Agreement”);

WHEREAS, concurrently herewith SSMRC Lux is transferring all of its Equity Interests in the Borrowers to SSMRC through an Assignment and Assumption Agreement, dated as of November 30, 2018 (the “Assignment”); and

WHEREAS, the Borrowers have requested, and the Lender has agreed, to amend the Existing Loan Agreement to reflect the Assignment as set forth herein (as amended pursuant hereto, the “Loan Agreement”).

THEREFORE, subject to the terms and conditions set forth herein and for other good and valuable consideration, the parties hereby agree as follows:

Section 1                                             Defined Terms.

Any defined term used herein and not otherwise defined shall have the meaning ascribed thereto in the Loan Agreement.

Section 2                                             Amendments.

2.1                               The first paragraph of the preamble of the Existing Loan Agreement is hereby amended by deleting “and LOS GATOS LUXEMBOURG S.ar.L (“SSMRC Lux”)”.

2.2                               The first WHEREAS clause of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, Lender and SSMRC (together, the “Shareholders”) directly and indirectly own all of the Equity Interests of the Borrowers;

2.3                               The third WHEREAS clause of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, SSMRC and the Borrowers have requested, and Lender has agreed, to fund a portion of the Los Gatos Project with the Loans provided for herein.

2.4                               The definition of Change of Control set forth in Section 1.1 of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

Change of Control shall mean the occurrence, without the prior written consent of Lender, of any event (whether in one or more transactions) that results in (a) the sale of all or substantially all of the assets of SSMRC or any of the Borrowers, (b) any merger, consolidation or acquisition of SSMRC or any of the Borrowers with or by any other Person, (c) any transfer or disposition, direct or indirect, of the ownership or control of more than 50% of SSMRC’s Shares (as such term is defined in the Partner Agreement), or (d) SSMRC ceasing to have the power to direct or cause the direction of the management and policies of the Borrowers, in each case of clauses (c) and (d), other than in connection with a Permitted IPO or other equity issuance.

2.5                               The definition of SSMRC Lux set forth in Section 1.1 of the Existing Loan Agreement is hereby deleted in its entirety.

2.6                               Section 3.1(f) of the Existing Loan Agreement is hereby amended by deleting the words “and SSMRC Lux”.

2.7                               Section 8.1(l) of the Existing Loan Agreement is hereby amended by deleting the words “Either of” and “or SSMRC Lux”.

Section 3                                             Conditions Precedent.

The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:

A.                                    Borrower shall have delivered to the Lender a fully executed copy of this Amendment, and the amended documents required under Mexican law: the (i) Partnership Interests Pledge Agreement, (including registry in social books; certification from Attorney-In-Fact; and Certification of the Partnership Interest Registration Book in front of Notary Public) and (ii) the originals of the Promissory Notes that replace those previously signed.

B.                                    Borrower shall have delivered to the Lender a fully executed copy of the Assignment Agreement.

C.                                    Borrower shall have delivered such other documents, agreements and instruments reasonably requested by Lender.

D.                                    No Default or Event of Default shall have occurred and is continuing under the Loan Agreement.

Section 4                                             Miscellaneous

4.1                               Borrowers and SSMRC acknowledge and confirm to the Lender that the Loan Agreement and each of the other Loan Documents shall remain in full force and effect and shall continue to evidence, secure or otherwise guarantee and support the obligations owing by the Borrowers and SSMRC to the Lender pursuant thereto, and, after giving effect to this Amendment, each Borrower and SSMRC hereby ratifies and affirms each of the foregoing documents to which it is a party.

4.2                               Borrowers and SSMRC acknowledge and agree that, except as expressly set forth herein, Lender shall not have waived or be deemed to have waived any of its rights or remedies under the Loan Agreement or any of the other Loan Documents which documents shall remain in full force and effect in accordance with their terms as modified by this Amendment.

4.3                               This Amendment may be executed in any number of counterparts, including by telecopy, email or any other electronic means that reproduces an image of the actual executed signature page to this

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Amendment, and by the various parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

4.4                               This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to any choice of law principles that impose or attempt to impose the law(s) of any other jurisdiction.

[signature pages follow]

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The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

BORROWERS:

MINERA PLATA REAL, S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
Name: Roger Johnson
Title: Treasurer

OPERACIONES SAN JOSE DE PLATA, S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
Name: Roger Johnson
Title: Treasurer

SERVICIOS SAN JOSE DE PLATA, S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
Name: Roger Johnson
Title: Treasurer

[Amendment No. 2 to Loan Agreement]

SSMRC:

SUNSHINE SILVER MINING & REFINING CORPORATION

By:	/s/ Stephen Orr
Name: Stephen Orr
Title: Executive Chairman

LOS GATOS LUXEMBOURG S.ar.L

By:	/s/ Stephen Orr
Name: Stephen Orr
Title: Category A Manager

[Amendment No. 2 to Loan Agreement]

LENDER:

DOWA METALS & MINING CO., LTD.

By:	/s/ Toshiaki Suyama
Name: Toshiaki Suyama
Title: President

[Amendment No. 2 to Loan Agreement]